Exhibit 99.3
GBC BANCORP, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEET
JUNE 30, 2006

(Unaudited)

ASSETS
Cash and due from banks	$6,941,537
Federal funds sold	15,396,000
Securities available-for-sale, at fair value	32,426,382
Loans	343,568,247
Less allowance for loan losses	4,128,639

Loans, net	339,439,608
Premises and equipment	277,700
Cash surrender value of life insurance	5,813,687
Accrued interest	2,834,508
Other assets	7,154,166

Total assets	$410,283,588

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits
Noninterest-bearing	$28,836,289
Interest-bearing	331,844,843

Total deposits	360,681,132
Securities sold under repurchase agreements	843,985
Other liabilities	7,705,234

Total liabilities	369,230,351

Commitments and contingencies
Stockholders’ equity
Common stock, par value $1; 3,000,000 shares authorized; 2,136,608 shares issued and outstanding	2,136,608
Capital surplus	23,119,805
Retained earnings	16,655,961
Accumulated other comprehensive loss	(859,137)

Total stockholders’ equity	41,053,237

Total liabilities and stockholders’ equity	$410,283,588

See Notes to Consolidated Financial Statements.

GBC BANCORP, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
THREE MONTHS ENDED JUNE 30, 2006 AND 2005 AND
SIX MONTHS ENDED JUNE 30, 2006 AND 2005

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2006	2005	2006	2005
	(Unaudited)

Interest income
Loans	$8,203,765	$5,719,112	$15,747,607	$10,686,778
Taxable securities	313,522	281,223	617,835	556,226
Nontaxable securities	48,215	48,385	96,534	97,022
Federal funds sold	194,902	68,574	350,703	125,248

Total interest income	8,760,404	6,117,294	16,812,679	11,465,274

Interest expense
Deposits	3,765,274	2,132,118	7,114,430	3,910,547
Repurchase agreements	10,960	14,034	26,684	24,823

Total interest expense	3,776,234	2,146,152	7,141,114	3,935,370

Net interest income	4,984,170	3,971,142	9,671,565	7,529,904
Provision for loan losses	30,000	149,579	481,069	405,266

Net interest income after provision for loan losses	4,954,170	3,821,563	9,190,496	7,124,638

Other income
Service charges on deposit accounts	42,644	50,490	100,047	92,258
Gain on Sale of Loans	477,273	832,467	637,135	1,352,876
Gain (loss) on Sale of Other Real Estate Owned	(274)	(384)	15,096	43,364
Other operating income	231,567	101,272	442,815	192,830

Total other income	751,210	983,845	1,195,093	1,681,328

Other expenses
Salaries and employee benefits	1,585,988	1,376,747	3,112,393	2,717,633
Equipment and occupancy expenses	183,128	208,238	363,587	421,127
Other operating expenses	545,801	709,459	1,040,222	1,218,490

Total other expenses	2,314,917	2,294,444	4,516,202	4,357,250

Net income before income taxes	3,390,463	2,510,964	5,869,387	4,448,716
Income tax expense	1,252,827	917,000	2,162,000	1,619,000

Net income	2,137,636	1,593,964	3,707,387	2,829,716

Other comprehensive income (loss) :
Unrealized gains (losses) on securities available-for-sale arising during period, net of tax	(298,427)	296,241	(421,808)	(36,004)

Comprehensive income	$1,839,209	$1,890,205	$3,285,579	$2,793,712

Basic earnings per share	$1.11	$0.91	$2.01	$1.62

Diluted earnings per share	$1.04	$0.87	$1.85	$1.54

Cash dividends per share	$—	$—	$—	$—

See Notes to Consolidated Financial Statements.

GBC BANCORP, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 2006 AND 2005

	2006	2005
	(Unaudited)

Operating activities
Net income	$3,707,387	$2,829,716
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	55,455	76,188
Provision for loan losses	481,069	405,266
Gain on sale of Other Real Estate Owned	(15,096)	(43,364)
Gain on sale of loans	(637,135)	(1,352,876)
Loans originated for sale	(4,501,639)	(10,104,346)
Proceeds from the sale of loans	5,138,774	11,457,222
Increase in interest receivable	(349,729)	(209,048)
Increase in interest payable	355,092	194,797
Increase (decreases) in taxes payable	(363,292)	84,186
Net other operating activities	604,445	(508,376)

Net cash provided by operating activities	4,475,331	2,829,365

Investing activities
Purchases of securities available-for-sale	(1,000,000)	(993,794)
Proceeds from maturities of securities available-for-sale	304,122	414,643
Net decrease in federal funds sold	1,260,000	9,816,000
Net increase in loans	(26,092,437)	(41,806,639)
Proceeds from sale of Other Real Estate Owned	28,764	1,194,430
Purchase of life insurance	(93,937)	(95,340)
Purchase of premises and equipment	(40,515)	(18,954)

Net cash used in investing activities	(25,634,003)	(31,489,654)

Financing activities
Net increase in deposits	19,510,399	26,724,011
Net increase in securities sold under repurchase agreements	14,644	822,407
Net proceeds from exercise of stock options	4,774,425	341,375

Net cash provided by financing activities	24,299,468	27,887,793

Net increase (decrease) in cash and due from banks	3,140,796	(772,496)
Cash and due from banks at beginning of period	3,800,741	5,390,288

Cash and due from banks at end of period	$6,941,537	$4,617,792

Supplemental disclosures of cash flow information
Cash paid during the period for :
Interest	$6,786,022	$3,740,573
Income taxes	$2,521,394	$1,567,814
Noncash transaction:
Loans transferred to Other Real Estate Owned	$1,624,979	$602,759

See Notes to Consolidated Financial Statements.

GBC BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

NOTE 1.	NATURE OF BUSINESS AND BASIS OF PRESENTATION

The consolidated financial information for GBC Bancorp, Inc. (the “Company”) included herein is unaudited; however, such information reflects all adjustments (consisting solely of normal recurring adjustments) which are, in the opinion of management, necessary for a fair statement of results for the interim period.

The results of operations for the three and six month periods ended June 30, 2006 are not necessarily indicative of the results to be expected for the full year.

NOTE 2.	STOCK COMPENSATION PLAN

At June 30, 2006, the Company has a stock-based compensation plan that includes employees and directors. Prior to January 1, 2006, the Company accounted for the plan under the recognition and measurement provisions of APB Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations, as permitted by FASB Statement No. 123, Accounting for Stock-Based Compensation. No stock-based employee compensation cost was recognized in the Statement of Operations for the six months ended June 30, 2005, as all options granted under the plan had an exercise price equal to the market value of the underlying common stock on the date of grant. Effective January 1, 2006, the Company adopted the fair value recognition provisions of FASB Statement No. 123(R), Share-Based Payment, using the modified-prospective-transition method. Under that transition method, compensation cost recognized includes: (a) compensation cost for all share-based payments granted prior to, but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of Statement 123, and (b) compensation cost for all share-based payments granted subsequent to January 1, 2006, based on the grant-date fair value estimated in accordance with the provisions of Statement 123(R). No stock options were granted or no previously granted options vested during the six months ended June 30, 2006 or 2005, therefore no compensation cost was recognized. The adoption of the provisions of Statement 123(R) did not have a material affect on the financial statements.

NOTE 3.	EARNINGS PER SHARE

Presented below is a summary of the components used to calculate basic and diluted earnings per common share.

	Three Months Ended June 30,
	2006	2005

Basic Earnings Per Share:
Weighted average common shares outstanding	1,920,164	1,751,069

Net income	$2,137,636	$1,593,964

Basic earnings per share	$1.11	$.91

Diluted Earnings Per Share:
Weighted average common shares outstanding	1,920,164	1,751,069
Net effect of the assumed exercise of stock options based on the treasury stock method using average market prices for the period	135,373	90,470

Total weighted average common shares and common stock equivalents outstanding	2,055,537	1,841,540

Net income	$2,137,636	$1,593,964

Diluted earnings per share	$1.04	$.87

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

	Six Months Ended June 30,
	2006	2005

Basic Earnings Per Share:
Weighted average common shares outstanding	1,846,843	1,745,370

Net income	$3,707,387	$2,829,716

Basic earnings per share	$2.01	$1.62

Diluted Earnings Per Share:
Weighted average common shares outstanding	1,846,843	1,745,370
Net effect of the assumed exercise of stock options based on the treasury stock method using average market prices for the period	152,646	91,780

Total weighted average common shares and common stock equivalents outstanding	1,999,490	1,837,150

Net income	$3,707,387	$2,829,716

Diluted earnings per share	$1.85	$1.54

NOTE 4.	CURRENT ACCOUNTING DEVELOPMENTS

There are no recent accounting pronouncements that have had, or are expected to have, a material effect on the Company’s financial statements.

NOTE 5.	PROPOSED BUSINESS COMBINATION

On June 1, 2006, the Board of Directors of GBC Bancorp, Inc. unanimously approved a merger of GBC with First Charter Corporation, Charlotte, North Carolina. Under the proposed merger, shareholders of GBC will have the opportunity to elect to receive consideration in the form of 1.989 shares of First Charter common stock, $47.74 in cash, or a combination of both stock and cash for each share of GBC common stock. The proposed merger is contingent upon the required regulatory and shareholder approvals.